Exhibit 10.7

FIRST AMENDMENT TO DISTRIBUTION AGREEMENT

FIRST AMENDMENT TO DISTRIBUTION AGREEMENT (“First Amendment”) is entered into as of June 27, 2005, by and between CORAUTUS GENETICS INC., a Delaware corporation (the “Company”), and BOSTON SCIENTIFIC CORPORATION, a Delaware corporation (“BSC”) (each a “Party” and collectively the “Parties”).

WHEREAS, the Parties entered into a Distribution Agreement dated as of July 30, 2003, (the “Distribution Agreement”), pursuant to which the Parties entered into an exclusive distributorship with respect to Final Products (as defined in the Distribution Agreement);

WHEREAS, the Parties have entered into an Investment Agreement dated as of June 27, 2005 (the “Second Investment Agreement”), pursuant to which BSC has agreed to purchase certain capital stock of the Company;

WHEREAS, the Parties have agreed to modify the Sales Price (as defined in the Distribution Agreement), and the execution and delivery of this First Amendment is a condition precedent to the closing of the Second Investment Agreement; and

WHEREAS, capitalized terms that are not defined in this First Amendment shall have the meanings assigned to such terms in the Distribution Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual representations and warranties, agreements and covenants hereinafter set forth, the Parties hereby agree as follows:

1. The first clause of the definition of “Sales Price” set forth in Exhibit A of the Distribution Agreement shall be deleted and replaced with the following:

“Sales Price” shall mean the price to be paid by BSC to the Company for a Final Product and shall be ***, calculated by reference to the following terms and conditions:

2. All provisions of the Distribution Agreement as specifically amended by this First Amendment are hereby in all respects ratified and confirmed.

3. This First Amendment may be signed in one or more counterparts, which when taken together shall constitute one and the same First Amendment.

“***”	indicates redacted confidential information pursuant to a confidential treatment request filed with the Securities and Exchange Commission

IN WITNESS WHEREOF, the Parties hereto have caused this First Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

CORAUTUS GENETICS INC.

By:	/s/ Richard E. Otto
Richard E. Otto President and Chief Executive Officer

BOSTON SCIENTIFIC CORPORATION

By:	/s/ Lawrence C. Best
Lawrence C. Best Executive Vice President and Chief Financial Officer